                                                                    Exhibit 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
----                           SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A National Banking Association                            94-1347393
(Jurisdiction of incorporation or                         (I.R.S. Employer
organization if not a U.S. national                       Identification No.)
bank)

101 North Phillips Avenue
Sioux Falls, South Dakota                                 57104
(Address of principal executive offices)                  (Zip code)

                              Wells Fargo & Company
                          Law Department, Trust Section
                                  MAC N9305-175
                  Sixth Street and Marquette Avenue, 17th Floor
                          Minneapolis, Minnesota 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                          -----------------------------

                          ALPHA NATURAL RESOURCES, LLC1
                      ALPH NATURAL RESOURCES CAPITAL CORP.
               (Exact name of obligor as specified in its charter)

Delaware                                                 56-2298262
Delaware                                                 41-2136215
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

406 West Main Street
Abingdon, VA                                             24210
(Address of principal executive offices)                 (Zip code)

                          -----------------------------
                            10% Senior Notes Due 2012
                       (Title of the indenture securities)
================================================================================
1  See Table 1 - List of additional obligors

                                     Table 1



    Exact Name of               State or Other                                Address, Including Zip Code
Registrantas Specified         Jurisdiction of       I.R.S. Employer            and Telephone Number,
   in its Charter               Incorporation or        Identification           Including Area Code of,
                                Organization              Number            Registrants Principal Executive
                                                                                       Offices

 Alpha Coal Sales Co., LLC         Delaware              16-1641207           One Energy Place, Ste 1000
                                                                                  Latrobe, PA 15650
                                                                                    (724) 537-5731

                                                                                 406 West Main Street
 Alpha Land and Reserves,          Delaware              57-1136960               Abingdon, VA 24210
            LLC                                                                     (276) 619-4410

                                                                                 406 West Main Street
  Alpha Natural Resources          Delaware              27-0075099               Abingdon, VA 24210
       Services, LLC                                                                (276) 619-4410

                                                                                 406 West Main Street
  Alpha NR Holding, Inc.           Delaware              02-0590704               Abingdon, VA 24210
                                                                                    (276) 619-4410

                                                                                 406 West Main Street
  Alpha NR Ventures, Inc.          Delaware              59-3796841               Abingdon, VA 24210
                                                                                    (276) 619-4410

                                                                                 406 West Main Street
Alpha Terminal Company, LLC        Delaware              55-0802473               Abingdon, VA 24210
                                                                                    (276) 619-4410

                                                                                 406 West Main Street
        AMFIRE, LLC                Delaware              51-0430939               Abingdon, VA 24210
                                                                                    (276) 619-4410

                                                                                 406 West Main Street
   AMFIRE Holdings, Inc.           Delaware              11-3673814               Abingdon, VA 24210
                                                                                    (276) 619-4410

                                                                             One Energy Place, Suite 2800
AMFIRE Mining Company, LLC         Delaware              11-3673833               Latrobe, PA 15650
                                                                                    (724) 537-5731

                                                                                 406 West Main Street
      AMFIRE WV, L.P.              Delaware              56-2312151               Abingdon, VA 24210
                                                                                    (276) 619-4410

                                                                                 406 West Main Street
     ANR Holdings, LLC             Delaware              11-3673839               Abingdon, VA 24210
                                                                                    (276) 619-4410

                                                                                 406 West Main Street
   Black Dog Coal Corp.            Virginia              54-1686572               Abingdon, VA 24210
                                                                                    (276) 619-4410

                                                                                 25 Little Birch Rd.
Brooks Run Mining Company,         Delaware              52-2070922                Sutton, WV 26601
            LLC                                                                     (304) 765-4006

                                                                                    Rt. 2, Box 73
  Dickenson-Russell Coal           Delaware              54-2079085              Cleveland, VA 24225
       Company, LLC                                                                 (276) 889-6100

                                                                                  1014 Laurel Avenue
Enterprise Mining Company,         Delaware              38-3671602               Coeburn, VA 24230
            LLC                                                                     (276) 395-3316

                                                                                    Rt. 2, Box 73
  Esperanza Coal Co., LLC          Delaware              06-1652549              Cleveland, VA 24225
                                                                                    (276) 889-6100

                                                                               43 County Line Road 6700
         GTTC LLC                 New Mexico             91-1765387              Waterflow, NM 87421
                                                                                    (505) 598-9694

                                                                                       Route 10
    Herndon Processing           West Virginia           51-0442749               Herndon, WV 24726
       Company, LLC                                                                 (304) 294-4565



                                                                                      Route 97
Kepler Processing Company,       West Virginia           51-0442560              Pineville, WV 24844
            LLC                                                                     (304) 732-6452

                                                                                    Rt. 1 Box 294C
 Kingwood Mining Company,          Delaware              57-1148058               Newburg, WV 26410
            LLC                                                                     (304) 568-2466

                                                                                   Rural Route 1/5
Litwar Processing Company,       West Virginia           51-0442687                Litwar, WV 24844
            LLC                                                                     (304) 938-2922

                                                                               12003 Virginia Boulevard
  Maxxim Rebuild Co., LLC          Delaware              01-0749355               Ashland, KY 41102
                                                                                    (606) 928-7911

                                                                                 406 West Main Street
Maxxim Shared Services, LLC        Delaware              55-0814342               Abingdon, VA 24210
                                                                                    (276) 619-4410

                                                                                 406 West Main Street
 Maxxum Carbon Resources,          Delaware              55-0802477               Abingdon, VA 24210
            LLC                                                                     (276) 619-4410

                                                                                    P.O. Box 1226
   McDowell-Wyoming Coal           Delaware              54-2079104                Welch, WV 24801
        Company LLC                                                                 (304) 436-8451

                                                                                 4424 County Road 120
        NatCoal LLC                Colorado              84-1309669            Hesperus, CO 81326-9545
                                                                                    (970) 385-4528

                                                                                  1014 Laurel Avenue
   Paramont Coal Company           Delaware              56-2298367               Coeburn, VA 24230
       Virginia, LLC                                                                (276) 395-3316

                                                                                       Route 10
 Riverside Energy Company,       West Virginia           51-0442691              Pineville, WV 24874
            LLC                                                                     (304) 732-6422

  Solomons Mining Company        West Virginia           55-0680485                  P.O. Box 989
                                                                                   Phelps, KY 41533
                                                                                    (606) 432-7168



Item 1.General Information. Furnish the following information as to the trustee:
       --------------------

               (a) Name and address of each examining or supervising authority to which it is subject.

                      Comptroller of the Currency
                      Treasury Department
                      Washington, D.C.

                      Federal Deposit Insurance Corporation
                      Washington, D.C.

                      Federal Reserve Bank of San Francisco
                      San Francisco, California 94120

               (b) Whether it is authorized to exercise corporate trust powers.

                      The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor.  If the obligor is an affiliate of the
        --------------------------
        trustee, describe each such affiliation.


              None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.     Not applicable.
          ----------------

Item 16.  List of Exhibits.    List below all exhibits filed as a part of this
          -----------------    Statement of Eligibility.


          Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

          Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

           Exhibit 3.  See Exhibit 2

           Exhibit 4.  Copy of By-laws of the trustee as now in effect.***

           Exhibit 5.  Not applicable.

           Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

           Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

           Exhibit 8.  Not applicable.

           Exhibit 9.  Not applicable.

    * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

    ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

    *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Middletown and State of Connecticut on the 11th day of April 2005.





                   WELLS FARGO BANK, NATIONAL ASSOCIATION


                   /s/ Joseph P. O'Donnell
                   -------------------------------------
                   Joseph P. O'Donnell
                   Assistant Vice President

                                    EXHIBIT 6


April 11, 2005


Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                   Very truly yours,

                   WELLS FARGO BANK, NATIONAL ASSOCIATION

                   /s/ Joseph P. O'Donnell
                   --------------------------------------
                   Joseph P. O'Donnell
                   Assistant Vice President

                                    Exhibit 7



                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
        at the close of business December 31, 2004, filed in accordance with 12 U.S.C.ss.161 for National Banks.

                                                                                           Dollar Amounts
                                                                                            In Millions
                                                                                             --------

ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                  $ 12,653
         Interest-bearing balances                                                              3,281
Securities:
         Held-to-maturity securities                                                                0
         Available-for-sale securities                                                         28,571
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                 2,544
         Securities purchased under agreements to resell                                        1,114
Loans and lease financing receivables:
         Loans and leases held for sale                                                        33,027
         Loans and leases, net of unearned income                               246,371
         LESS: Allowance for loan and lease losses                                2,428
         Loans and leases, net of unearned income and allowance                               243,943
Trading Assets                                                                                  7,177
Premises and fixed assets (including capitalized leases)                                        3,386
Other real estate owned                                                                           134
Investments in unconsolidated subsidiaries and associated companies                               343
Customers' liability to this bank on acceptances outstanding                                      137
Intangible assets
         Goodwill                                                                               8,614
         Other intangible assets                                                                8,582
Other assets                                                                                   12,750
                                                                                             --------
Total assets                                                                                 $366,256
                                                                                             ========

LIABILITIES
Deposits:
         In domestic offices                                                                 $264,717
                  Noninterest-bearing                                            78,210
                  Interest-bearing                                              186,507
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                         16,987
                  Noninterest-bearing                                                 4
                  Interest-bearing                                               16,983
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                           10,533
         Securities sold under agreements to repurchase                                         3,258





                                                                                      Dollar Amounts
                                                                                         In Millions
                                                                                     ---------------
Trading liabilities                                                                            4,727
Other borrowed money
         (includes mortgage indebtedness and obligations under capitalized leases)            14,870
Bank's liability on acceptances executed and outstanding                                         137
Subordinated notes and debentures                                                              5,119
Other liabilities                                                                             11,158
                                                                                             -------
Total liabilities                                                                           $331,506

Minority interest in consolidated subsidiaries                                                    55

EQUITY CAPITAL
Perpetual preferred stock and related
surplus
0
Common stock                                                                                     520
Surplus (exclude all surplus related to preferred stock)                                      24,521
Retained earnings                                                                              8,976
Accumulated other comprehensive income                                                           678
Other equity capital components                                                                    0
                                                                                            --------
Total equity capital                                                                          34,695

Total liabilities, minority interest, and equity capital                                    --------
                                                                                            $366,256
                                                                                            ========




I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                               Karen B. Martin
                                                                Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


John Stumpf
Carrie Tolstedt                Directors
Pat Callahan